Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Money Market Series, a series of Scudder Money Market Trust, on Form N-CSR of the Scudder Money Market Series (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                   /s/Richard T. Hale
                                                   ---------------------------
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Scudder Money Market Series, a
                                                series of Scudder Money Market
                                                Trust

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Money Market Series, a series of Scudder Money Market Trust, on Form N-CSR of the Scudder Money Market Series (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                               /s/Charles A. Rizzo
                                               ---------------------------
                                            Charles A. Rizzo
                                            Chief Financial Officer
                                            Scudder Money Market Series, a
                                            series of Scudder Money Market
                                            Trust